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                                                                      EXHIBIT 32

           CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
              FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of iVillage Inc. for the period ended June 30, 2003, the undersigned, Douglas W. McCormick, Chief Executive Officer of iVillage Inc., and Scott Levine, Chief Financial Officer of iVillage Inc., each hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their respective knowledge:


      (1) such Quarterly Report on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


August 14, 2003                                        /s/ Douglas W. McCormick
---------------                                        ------------------------
Date                                                   Douglas W. McCormick
                                                       Chief Executive Officer

August 14, 2003                                        /s/ Scott Levine
---------------                                        ------------------------
Date                                                   Scott Levine
                                                       Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iVillage Inc. and will be retained by iVillage Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32 is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.